SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 28, 2003

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                       1-16337               76-0476605
   (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 3460
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582


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Item 7. Financial Statements, Pro Forma Statements, Pro Forma Information and
        Exhibits.

      (c) Exhibits.

Exhibit
Number              Description of Document
-------             -----------------------
99.1                Press Release dated April 28, 2003

Item 9. Regulation FD Disclosure.

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

      On April 28, 2003, Oil States International, Inc. issued a press release announcing its first quarter 2003 financial results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2003

                                          OIL STATES INTERNATIONAL, INC.


                                          By:   /s/ Cindy B. Taylor
                                                --------------------------------
                                          Name:     Cindy B. Taylor
                                          Title:    Senior Vice President and
                                                    Chief Financial Officer


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                                Index to Exhibits

Exhibit
Number              Description of Document
-------             -----------------------
99.1                Press Release dated April 28, 2003